UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2014

COCA-COLA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)
(678) 260-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on April 22, 2014. The certified results of the matters voted upon at the meeting, which are more fully described in our proxy statement, are as follows:

(1)	Election of twelve (12) directors for terms expiring at the 2015 annual meeting of shareowners

Directors	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Jan Bennink	214,657,289	173,583	186,761	10,802,905
John F. Brock	208,938,385	5,320,350	758,898	10,802,905
Calvin Darden	214,122,540	707,756	187,337	10,802,905
L. Phillip Humann	209,235,083	5,593,834	188,716	10,802,905
Orin H. Ingram II	211,586,401	3,240,171	191,061	10,802,905
Thomas H. Johnson	210,904,943	3,925,219	187,471	10,802,905
Suzanne B. Labarge	214,137,008	695,965	184,660	10,802,905
Veronique Morali	210,942,228	3,598,769	476,636	10,802,905
Andrea L. Saia	214,659,878	168,177	189,578	10,802,905
Garry Watts	213,532,188	1,298,150	187,295	10,802,905
Curtis R. Welling	214,352,349	478,346	186,938	10,802,905
Phoebe A. Wood	211,285,845	3,545,735	186,053	10,802,905

(2)	Non-binding advisory vote on the Company’s executive compensation program

FOR	AGAINST	ABSTAIN	Broker Non-Votes
208,274,975	6,210,117	532,541	10,802,905

(3)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountant firm for the fiscal year 2014

FOR	AGAINST	ABSTAIN	Broker Non-Votes
223,397,897	2,227,591	195,050	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC.
(Registrant)
Date: April 24, 2014	By:	/s/William T. Plybon
	Name:	William T. Plybon
	Title:	Vice President, Secretary and Deputy General Counsel

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